    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007
                                             FILE NOS. 333-124761 AND 811-21764

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                        POST-EFFECTIVE AMENDMENT NO. 2

                                      AND

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 5


                               -----------------

                            WINTERGREEN FUND, INC.

                               -----------------

                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                (207) 879-1900

                               LISA J. WEYMOUTH
                         CITIGROUP FUND SERVICES, LLC
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                               -----------------

                                  COPIES TO:

                             PATRICIA A. POGLINCO
                              SEWARD & KISSEL LLP
                            ONE BATTERY PARK PLAZA
                           NEW YORK, NEW YORK 10004

                               -----------------

   It is proposed that this filing become effective:


   [X] immediately upon filing pursuant to Rule 485, paragraph (b)

   [_] on        pursuant to Rule 485, paragraph (b)


   [_] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

   [_] on        pursuant to Rule 485, paragraph (a)(1)

   [_] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

   [_] on        pursuant to Rule 485, paragraph (a)(2)

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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[LOGO]
WINTERGREEN
   FUND


                                                                     PROSPECTUS

                                                         WINTERGREEN FUND, INC.


                                                                    MAY 1, 2007


                                                        WWW.WINTERGREENFUND.COM

 WINTERGREEN FUND, INC. IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY THAT SEEKS
                                                          CAPITAL APPRECIATION.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                                         TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                            INVESTMENT PRODUCTS OFFERED ARE NOT
                                                                   FDIC INSURED
                                                                 MAY LOSE VALUE
                                                        ARE NOT BANK GUARANTEED

 CONTENTS



       INVESTMENT OBJECTIVE AND STRATEGIES                            2

       FEES AND EXPENSES OF THE FUND                                  7

       MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES, AND RISKS  9

       MANAGEMENT                                                    17

       DIVIDENDS, DISTRIBUTIONS, AND SHAREHOLDER TAXES               22

       SHAREHOLDER INFORMATION                                       24

       FINANCIAL HIGHLIGHTS                                          43

                            WINTERGREEN FUND, INC.

 INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE


The investment objective of Wintergreen Fund (the "Fund") is capital appreciation.


MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Investment Manager expects to be exchanged for, common or preferred stock) of companies of any nation that the Investment Manager believes are available at market prices less than their value. The Investment Manager will seek to identify securities through extensive analysis and research, taking into account, among other factors, the relationship of book value to market value, cash flow and multiples of earnings.

The Investment Manager will follow a global approach to investing that combines the following key elements:

  . ACTIVISM AND ARBITRAGE. If the Fund takes an activist role, it will seek to influence or control management, or invest in other companies that do so when the Investment Manager believes the Fund may benefit. Arbitrage opportunities will typically involve securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs or tender or exchange offers) or that the Investment Manager believes are attractively priced relative to an economically equivalent security of the same or another company.

  . BANKRUPTCY. Securities of companies that are, or are about to be, involved in bankruptcy.

  . CASH AND CONVERTIBLES. Cash equivalent instruments and debt securities or preferred stock convertible into common stock.

  . DISTRESSED COMPANIES. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

  . EQUITIES THAT ARE UNDERVALUED. Securities trading at a discount to intrinsic value.

  . FINANCINGS. Securities of companies that are, or are about to be, involved in financial restructurings, or participation in such financings.

  . GLOBAL. Securities of both U.S. issuers and non-U.S. issuers, including securities of issuers in emerging markets.

  . HEDGING. Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements may be used. To the extent that the Fund engages in currency hedging strategy, the Fund will primarily engage in forward foreign currency exchange contracts. The Fund may also engage in other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.


  . INTEGRITY. Evaluating management ability and incentives to deliver superior returns to shareholders.

With an emphasis on undervalued equities, risk arbitrage and other arbitrage transactions and distressed companies, the Fund will focus its investments in areas where the Investment Manager finds the most compelling opportunities at any given moment and on situations that, in the Investment Manager's opinion, have the potential for capital appreciation. The Investment Manager will examine each security separately and will not apply these factors according to any predetermined formula. In order to maintain investment flexibility, the Investment Manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be included or excluded for purchase by the Fund.

The Fund's investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's). The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The Fund will invest in debt securities based on their overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security.

While the Fund generally purchases securities for investment purposes, the Investment Manager may seek to influence or control management, or invest in other companies that do so, when the Investment Manager believes the Fund may benefit.

The Fund expects to invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause an investor to lose money.

With a portion of the Fund's assets allocated to stocks, the Fund is subject to the following associated risk:

  . STOCK MARKET RISK, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

With a portion of its assets allocated to debt securities, the Fund is subject to the following associated risks:

  . INTEREST RATE RISK, which is the chance that the value of debt securities overall will decline because of rising interest rates;

  . INCOME RISK, which is the chance that the Fund's income will decline because of falling interest rates; and

  . CREDIT RISK, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that debt to decline.

With a portion of its assets allocated to foreign securities, the Fund is subject to the following associated risks:

  . FOREIGN SECURITIES AND EMERGING MARKETS RISK, which is the risk associated with investments in foreign countries and emerging markets. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

  . CURRENCY RISK, which is the risk the value of foreign securities may be affected by changes in currency exchange rates.

With a portion of its assets allocated to derivatives for risk management or hedging purposes, the Fund is subject to the following associated risk:

  . DERIVATIVES RISK, which is the risk that the greater complexity involved with the use of derivatives may expose the Fund to greater risks and result in poorer overall performance.

With a portion of its assets allocated to investments in smaller and mid-sized companies, the Fund is subject to the following associated risk:

  . SMALLER AND MID-SIZED COMPANIES RISK, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

With a portion of its assets allocated to investments in loan participations, the Fund is subject to the following associated risk:

  . LOAN PARTICIPATIONS RISK, which is the risk that the Fund will generally be subject to credit risks of both the borrower and the lender selling the participation, which risks may result from the Fund's lack of enforcement rights under the terms of the underlying loan agreement, its lack of set-off rights against the borrower, and the limited benefits that any supporting loan collateral would confer upon the Fund in the event of a default.

PERFORMANCE TABLE AND BAR CHART


The following chart and table provide some indication of the risks of investing in the Fund by demonstrating how the Fund's return compares to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the calendar year ended December 31, 2006.

                         Year Ended December 31, 2006

                                    [CHART]

                                      2006
                                      ----
                                     20.10%


During the period shown in the chart, the highest quarterly return was 11.16% (for the quarter ended December 31, 2006) and the lowest quarterly return was -1.10% (for the quarter ended June 30, 2006).

The following table compares the Fund's average annual total return, average annual total returns after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares, as of December 31, 2006 to the Standard & Poor's 500 Index.



                                                                            SINCE
                                                                          INCEPTION
        WINTERGREEN FUND, INC.                                1 YEAR      10/17/05
        Return Before Taxes                                   20.10%       18.73%
        Return After Taxes on Distributions                   19.94%       18.57%
        Return After Taxes on Distributions and Sale of
          Fund Shares                                         13.15%       15.90%
        S&P 500 Index                                         15.79%       17.91%

        After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

        The S&P 500 Index is the Fund's benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

 FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Sales charge (Load) imposed on purchases                              None
   Deferred sales charge (Load)                                          None
   Redemption fee on shares/(1)/ sold within 60 calendar days following
     their purchase date                                                2.00%


/(1)/The redemption fee is calculated as a percentage of the amount redeemed
     (using standard rounding criteria), and may be charged when you sell your shares or if your shares are involuntarily redeemed (unless your shares are involuntarily redeemed for having a low balance). The fee is generally withheld from redemption proceeds and retained by the Fund. Please see "Shareholder Information - Redemption Fee" on page 30 for an explanation of how and when a redemption fee may apply.



           ANNUAL FUND OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)
              Management fees                                  1.50%
              Distribution and/or service (12b-1) fees/(1)/    0.12%
              Other expenses/(2)/                              0.38%
              TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/        2.00%



/(1)/The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to the Distributor for expenses payable to financial institutions that provide distribution and/or shareholder servicing to shareholders. Under the Rule 12b-1 Plan, the Distributor is reimbursed for distribution and/or shareholder servicing expenses incurred. Thus, to the extent that the Distributor does not incur such costs, the Fund retains the portion of the distribution and/or service (12b-1) fees that otherwise would have been payable to the Distributor.
/(2)/Other expenses set forth in this table are based upon actual expenses from the prior year.
/(3)/The Investment Manager has voluntarily waived certain fees and has reimbursed expenses in order to limit Total Annual Fund Operating Expenses to 1.95% for the Fund's fiscal year ended December 31, 2006. Fee waivers and reimbursements are not contractual and may be reduced or eliminated at any time. IT IS THE INTENTION OF THE INVESTMENT MANAGER TO CONTINUE THE VOLUNTARY FEE WAIVER TO CAP EXPENSES AT 1.95%. THE NET EXPENSE RATIO INCLUDING WAIVERS AT DECEMBER 31, 2006 WAS 1.94%.

EXAMPLE


This example can help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes

  .  You invest $10,000 in the Fund for the time periods indicated;


  .  Your investment has a 5% return each year;

  .  The Fund's operating expenses remain the same; and

  .  Dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             EXAMPLE
                             After 1 year   $  198
                             After 3 years  $  623
                             After 5 years  $1,073
                             After 10 years $2,323

 MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES, AND RISKS


PRINCIPAL INVESTMENT FOCUS OF THE FUND

The investment policy described below represents the principal investment focus of the Fund.

PORTFOLIO SELECTION


The Investment Manager employs a research driven, fundamental value strategy with respect to the Fund's investments. With an emphasis on undervalued equities, risk arbitrage and other arbitrage transactions, and distressed companies, the Fund will focus its investments in areas where it finds the most compelling opportunities at any given moment and on situations that, in the Investment Manager's opinion, have the potential for capital appreciation. In choosing equity investments, the Investment Manager focuses on the market price of a company's securities relative to the Investment Manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Investment Manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Investment Manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings, or industry type.


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests substantially in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a significant portion of its assets in small-cap companies.

While the Fund generally purchases securities for investment purposes, the Investment Manager may seek to influence or control management, or invest in other companies that do so, when the Investment Manager believes the Fund may benefit.

The Fund expects to invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

EQUITY SECURITIES The Fund invests mainly in equity securities, including securities convertible into, or expected to be exchanged for, common or preferred stock.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.


DEBT SECURITIES The Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes, loan participations, and debentures are examples of debt securities.


PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS

STOCKS Individual stock prices tend to go up and down dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.


VALUE INVESTING Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company's value or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security's market value do not occur.


The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered "cheap" in the Investment Manager's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

SMALLER AND MID-SIZE COMPANIES Smaller companies, and to some extent mid-size companies, involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

The Fund may be subject to greater credit risk because it invests in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. The Fund invests in foreign securities and as such is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

LOWER-RATED AND UNRATED DEBT SECURITIES Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

LOAN PARTICIPATIONS In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.

INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities.


Interest rate risk is generally greater for debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates.


FOREIGN SECURITIES Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES


The Fund values portfolio securities in U.S. dollars. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS


The political, economic, and social structures of some foreign countries in which the Fund invests may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations, and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism, and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES

Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION


Foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.


LIMITED MARKETS

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES The Fund may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Investment Manager's opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund's investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Investment Manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIMITED OPERATING HISTORY The Fund's Investment Manager has been established recently and has a limited history of managing a registered investment company, such as the Fund.

OTHER INVESTMENT POLICIES OF THE FUND

To a limited extent, the Fund will engage in the non-principal investment activities described below.

LIQUIDITY The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

TEMPORARY INVESTMENTS The Investment Manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.


REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements as a non-principal investment strategy. The Fund may invest up to 50% of its assets in repurchase agreements. Repurchase agreements involve the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Fund enters into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and the Investment Manager.

LENDING OF PORTFOLIO SECURITIES In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of the Fund's total assets, measured at the time of the most recent loan, to broker/dealers or qualified banks. The Fund will only enter into loan arrangements with broker/dealers or banks which the Investment Manager has determined are creditworthy under guidelines established by the Fund and the Investment Manager and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to vote the securities or sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FUTURE DEVELOPMENTS The Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


MORE DETAILED INFORMATION ABOUT THE FUND, ITS POLICIES AND RISKS CAN BE FOUND IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ("SAI").


A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS INFORMATION IS ALSO AVAILABLE IN THE FUND'S SAI.

 MANAGEMENT

INVESTMENT MANAGER


Wintergreen Advisers, LLC ("Wintergreen Advisers" or the "Investment Manager"), 333 Route 46 West, Suite 204, Mountain Lakes, NJ 07046, is the Fund's investment manager. Wintergreen Advisers is registered as an investment adviser with the Securities and Exchange Commission. Wintergreen Advisers is a Delaware limited liability company that, prior to the Fund's inception date, had no history of advising a registered investment company, such as the Fund. David J. Winters, the managing member of the Investment Manager and the portfolio manager of the Fund, has over twenty years experience in investment advisory services, including management of registered investment companies. Wintergreen Advisers also serves as an adviser to private investment funds and as sub-adviser to other non-United States funds.

Subject to policies adopted by the board of directors of the Fund, Wintergreen Advisers directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolios. Wintergreen Advisers, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization. The Fund pays Wintergreen Advisers an annual fee for managing the Fund's assets equal to 1.50% of the Fund's average daily net assets. For the fiscal year ended December 31, 2006, Wintergreen Advisors received, after applicable fee waivers, an advisory fee equal to 1.44% of the Fund's average daily net assets.

A discussion of the basis of the board of directors approval of the investment advisory contract with the Investment Manager is available in the Fund's annual report dated December 31, 2005.


PORTFOLIO MANAGER


David J. Winters, the managing member of Wintergreen Advisers, is primarily responsible for the management of the Fund's portfolio and has responsibility for the day-to-day management of the Fund. Mr. Winters has managed the Fund since its inception and his biography is set forth below.

MR. DAVID J. WINTERS Prior to forming Wintergreen Advisers in May 2005,
Mr. Winters held various positions with Franklin Mutual Advisers, LLC, including, President, Chief Executive Officer, and Chief Investment Officer. Mr. Winters led the Mutual Series group of global and domestic equity value funds with assets under management in excess of $35 billion as of March 31, 2005. Mr. Winters also served as the portfolio manager of the Mutual Discovery Fund during the period beginning February 1, 2000 through May 10, 2005, and other client accounts managed in a similar investment style. Mr. Winters had been a member of the management team of the Mutual Series since 1987. He was named Director of Research in 2000, and was promoted to President and Chief Investment Officer in 2001.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts that he manages and his ownership of Fund shares.

PORTFOLIO MANAGER'S PRIOR RECORD


Prior to forming Wintergreen Advisers, Mr. Winters was the portfolio manager of the Mutual Discovery Fund, one of the Mutual Series funds, during the period beginning February 1, 2000 through May 10, 2005. The Mutual Discovery Fund had substantially similar objectives, policies, and strategies as the Fund. As disclosed in the Mutual Discovery Fund prospectus, during that period, Mr. Winters had primary responsibility for the investments of the Mutual Discovery Fund, and had final authority over all aspects of the fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the fund's investment policies and strategies. Mr. Winters will have the same degree of discretion in advising the Fund.

In addition to the Mutual Discovery Fund, Mr. Winters was the portfolio manager of the following funds with substantially similar objectives, policies, and strategies as the Fund: Mutual Discovery Securities Fund (a Franklin Templeton Variable Insurance Products Trust), Mutual Discovery Fund (Canada), Mutual Discovery RSP Fund (Canada) and Mutual Discovery Tax Class (Canada) (collectively referred to as the "Related Funds"). Mr. Winters was a member of the management team of the Mutual Discovery Securities Fund since 1998; however, he had primary responsibility for the investments of the Mutual Discovery Securities Fund since April 2000. Mr. Winters had primary responsibility for the investments of each of the Mutual Discovery Fund (Canada), Mutual Discovery RSP Fund (Canada) and Mutual Discovery Tax Class (Canada) (the "Canadian Funds") since their inception on February 17, 2003 through May 10, 2005. In Mr. Winters' capacity as portfolio manager of the Related Funds, he had final authority over all aspects of each fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with each fund's investment policies and strategies.


The performance table below reflects the performance of all the registered investment companies or other accounts previously managed by Mr. Winters which have substantially similar objectives, policies and strategies as the Fund, for the entire period (subject to public availability of such information) in which Mr. Winters had primary responsibility for the investments of each such registered investment company or managed account.


At March 31, 2005, the Mutual Discovery Fund had $6.2 billion in net assets, and that fund had an average annual total return for the period beginning on January 1, 2005 through May 6, 2005 of 2.2%.

The annual total returns of the Mutual Discovery Fund and the Related Funds before taxes for each of 2001 through 2004, compared with the performance of the S&P 500(R) Index and MSCI World Index were:


                            ANNUAL TOTAL RETURNS OF
                     THE MUTUAL DISCOVERY FUND-CLASS Z/(1)
                              /AND RELATED FUNDS
                                              2004   2003   2002     2001
    Mutual Discovery Fund Class Z/(1)/       19.39% 31.55%  -9.06%    1.26%
    Mutual Discovery Securities Fund/(2)/    18.55% 29.19%  -9.06%    0.39%
    Mutual Discovery Fund (Canada)/(2)/      12.00% 14.80%   N/A     N/A
    Mutual Discovery RSP Fund (Canada)/(2)/  11.10% 15.70%   N/A     N/A
    Mutual Discovery Tax Class (Canada)/(2)/ 11.10% 15.20%   N/A     N/A
    S&P 500(R) Index/(2)(3)/                 10.87% 28.67% -22.09%  -11.88%
    MSCI World Index/(3)(4)/                 15.25% 33.76% -19.54%  -16.52%

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004
             MUTUAL DISCOVERY AND MUTUAL DISCOVERY SECURITIES FUND
                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD
                                    MR. WINTERS HAD PRIMARY RESPONSIBILITY FOR
                                              INVESTMENTS OF THE FUND
                             1 YEAR              (2001-2004)/(5)/
 Mutual Discovery Fund
  Class Z/(1)/               19.39%                    9.66%
 Mutual Discovery Securities
  Fund/(2)/                  18.55%                    8.74%
 S&P 500(R) Index/(3)/       10.87%                   -0.52%
 MSCI World Index/(4)/       15.25%                    0.87%

                            AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED DECEMBER 31, 2004
                                   CANADIAN FUNDS
                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE ENTIRE PERIOD
                                      MR. WINTERS HAD PRIMARY RESPONSIBILITY FOR
                                               INVESTMENTS OF THE FUND
                           1 YEAR          (FEBRUARY 2003 TO DECEMBER 2004)
Mutual Discovery Fund
 (Canada)/(2)/             12.00%                       14.40%
Mutual Discovery RSP Fund
 (Canada)/(2)/             11.10%                       14.40%
Mutual Discovery Tax Class
 (Canada)/(2)/             11.10%                       14.10%
S&P 500(R) Index/(3)/      10.87%                       24.08%
MSCI World Index/(4)/      15.25%                       19.28%

/(1)/The Mutual Discovery Fund Class Z performance disclosed in the table above assumes reinvestment of dividends and capital gains, and is net of all actual fees and expenses. The Class Z Shares have no sales charge. The Mutual Discovery Fund's Class Z Shares' expense structure is the most similar to the expense structure of the Fund. The actual fees and expenses incurred with respect to the Class Z Shares are lower than the Fund's estimated fees and expenses, and as a result, the use of the Fund's expense structure would have lowered the performance results disclosed above.

/(2)/The Canadian Funds: The returns of the Canadian Funds as reflected in the performance table are calculated as annual compound returns. The date of inception of all the Canadian Funds is February 17, 2003. The performance of each of the Related Funds reflects different fees and expenses as well as significantly lower asset size than the Mutual Discovery Fund.

/(3)/Source: Standard & Poor's Micropal (S&P 500(R) Index). The unmanaged
     Standard & Poor's (S&P) 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund, or the Mutual Discovery Fund's portfolio or the portfolios of the Related Funds.
/(4)/Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged
     Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund, or the Mutual Discovery Fund's portfolio or the portfolios of the Related Funds.
/(5)/Average Annual Total Returns for Mutual Discovery or Mutual Discovery
     Securities Fund: Mr. Winters had primary responsibility for the investments of the Mutual Discovery Fund and the Mutual Discovery Securities Fund for the periods beginning February 2000 through May 2005 and April 2000 through May 2005, respectively. However, the performance information in the table reflects the average annual total returns for the period beginning January 2001 through December 2004 because the returns for the partial year (2000) that Mr. Winters was sole portfolio manager is not publicly available.


Historical performance is not indicative of future performance. Although the Fund, the Mutual Discovery Fund, and the Related Funds have substantially similar objectives, policies, and strategies, each of the Mutual Discovery Fund and the Related Funds is a separate fund and their respective historical performance is not indicative of the future performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


The performance information shown above was prepared by the Investment Manager and taken from publicly available sources. The Fund believes that such information is reliable, but does not guarantee its accuracy, timeliness or completeness. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

UNDERSTANDING EXPENSES

The Fund pays for its expenses out of its own assets. The Investment Manager or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement will increase investment performance of the Fund for the period during which the waiver or reimbursement is in effect.

 DIVIDENDS, DISTRIBUTIONS, AND SHAREHOLDER TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to make distributions from its net investment income, such distributions to be payable in additional shares of the Fund or in cash. Capital gains, if any, may be distributed at least semi-annually, in additional shares or in cash, at the election of the shareholder. The amount of distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

TAX CONSIDERATIONS The Fund generally intends to operate in a manner such that it will not be liable for federal income tax. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, even if you reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by the Fund reduces the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.


Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the Code), as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (E.G., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.


The sale of Fund shares is a taxable transaction for federal income tax purposes.


If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of the Fund beginning before January 1, 2008, the Fund is not required to withhold this tax with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of certain U.S. source interest income.

The Fund is required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld.

Each January the Fund will send you a statement that shows the tax status of distributions you received the previous year. For further information about the tax consequences of investing in the Fund, please see the SAI. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

 SHAREHOLDER INFORMATION


This section discusses how to buy, sell, or redeem shares in the Fund that are offered in this prospectus.


BUYING SHARES

MINIMUM INDIVIDUAL PURCHASE AMOUNT/(1)/:


                                                        MINIMUM PURCHASE
                                                             AMOUNT
                                                       INITIAL ADDITIONAL
       Regular Accounts                                $10,000   $1,000
       Automatic investment plans                      $10,000   $  100
       Retirement Accounts and Education Savings Plans $ 3,000   $1,000


PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF THE FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

/(1)/The Minimum Purchase Amount as stated above may be waived or reduced at the discretion of the Investment Manager on a case by case basis.

RETIREMENT AND EMPLOYEE BENEFIT PLANS

Shares are also available to:

  . SEPs, traditional and ROTH IRAs, and Coverdell ESAs (the minimums listed in the table above apply);

  .  SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

  . all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (group retirement plans) with assets of $1,000,000 or more;


DISTRIBUTION AND SERVICE (12B-1) FEES The Fund has a distribution plan, sometimes known as a 12b-1 plan that allows the Fund to pay distribution and service fees of up to 0.25% per year for the sale of shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS As permitted, the Investment Manager, the Fund, or any of its agents may enter into arrangements with financial intermediaries that market and sell shares of the Fund, through which arrangements investors may purchase or redeem Fund shares. These financial intermediaries receive compensation for selling shares of the Fund and for providing shareholder record keeping, communication and/or other shareholder services. This compensation is paid from various sources, including any 12b-1 fee that the Fund may pay. In addition, the Investment Manager or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of Fund shares. In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her. Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase Fund shares.


                       WHAT IS A FINANCIAL INTERMEDIARY?

 A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.



In addition to financial intermediaries that market and sell Fund shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from the Fund, the Investment Manager or the Distributor in respect of such services. These companies also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

INFORMATION ABOUT YOUR ACCOUNT

This Fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value ("NAV") without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.


OPENING AN ACCOUNT You may purchase fund shares by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The check must be made payable on its face to "Wintergreen Fund, Inc." Third party checks will not be accepted. Absent the granting of an exception consistent with the fund's Anti-Money Laundering Compliance Program, the Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. A $20 charge may be imposed on any returned checks.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the fund's overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to
(i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker or financial adviser. If the fund cannot obtain the required information within a timeframe established in the fund's sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in the fund's sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the fund decides to close your account and to remit proceeds to you via check, but only if your check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

LIMITATIONS ON PURCHASES AND MARKET TIMING


MARKET TIMING The Fund's Board of Directors (the "Board") has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term or frequent trading, often referred to as "market timing." Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the Fund may incur expenses related to buying and selling portfolio securities and these expenses are borne by Fund shareholders.


Specifically, focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The Fund reserves the right to restrict or reject, or cancel within one business day, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Fund's Investment Manager, represent excessive trading, may be disruptive to the management of the Fund's portfolio, may increase the Fund's transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund also reserves the right to refuse, restrict or cancel purchase orders not accompanied by payment and to take such other actions in response to potential market timing activity as are described below. The Fund's right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

MARKET TIMING CONSEQUENCES If information regarding your trading activity in the Fund is brought to the attention of the Fund's Investment Manager and based on that information the Fund or its Investment Manager in its sole discretion concludes that your trading may be detrimental to the Fund, the Fund may temporarily or permanently bar your future purchases in the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). The Fund may refuse to sell shares to persons determined by the Fund to be potential market timers, even if any pre-determined limitations established on behalf of the fund have not been reached.

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other mutual funds, or in accounts under common control or ownership.

Due to its investment in the securities of foreign issuers, which may have more limited trading markets, the Fund may be subject to greater risk of market timing activity than funds investing in securities of certain domestic issuers.

MARKET TIMING AND REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES You are an investor subject to the Fund's policies and procedures regarding frequent trading, (including its policies described below with respect to the application of the 2% short-term trading redemption fee), whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers.

RISKS FROM MARKET TIMERS Depending on various factors, including the size of the Fund, the amount of assets the Investment Manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, to the extent that the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the Fund's NAV per share. Since the Fund may invest significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's NAV and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:


  . Committing staff to selectively review on a continuous basis recent trading activity in order to identify trading activity that may be contrary to the Fund's policies regarding frequent trading;

  . Assessing a redemption fee for short-term trading; monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted; and reviewing reports issued by omnibus account holders that detail any potential market-timing issues. If the Fund determines that certain of these transactions rise to the level of market-timing, the accounts in which those transactions have taken place may be immediately "blocked" and future purchases or exchange activity will be restricted or eliminated for share accounts as the Fund shall determine.


Though certain of these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES Transactions placed in violation of the Fund's policies regarding frequent trading are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund. The Fund's right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

REDEMPTION FEE


REDEMPTION FEE ASSESSMENT You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. A short-term trading redemption fee will be assessed on any Fund shares that are sold (by redemption, whether voluntary or involuntary, unless such involuntary redemption is because you have a low balance) within sixty (60) calendar days following their purchase date. This redemption fee will equal 2.00% of the amount redeemed (using standard rounding criteria). To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.


This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund, the Fund's Investment Manager may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the section entitled "Limitations of Purchases and Market Timing" above and elect to
(i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future redemptions out of the Fund.


WAIVER/EXCEPTIONS/CHANGES The redemption fee is mandatory and may only be waived upon the death of the shareholder for which a redemption is required or as otherwise required by applicable law. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where the beneficial owner has limited investment discretion with respect to its shares in the Fund. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fee. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

If a financial intermediary that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the financial intermediary's account by the Fund. Certain financial intermediaries that collect a redemption fee on behalf of the Fund from applicable customer accounts may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the Financial Institution and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the financial intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.


INVOLUNTARY REDEMPTIONS The Fund reserves the right to close your account and redeem your shares involuntarily (1) if the account value falls below the Fund's minimum account level of $10,000 ($3,000 for IRA accounts), (2) to reimburse the Fund for any loss sustained by reason of a failure to make full payment for shares purchased, (3) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to the Fund's shares as provided in this Prospectus, (4) if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed by the Investment Manager to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law, or (5) for other good reasons as determined by the Fund's Investment Manager.

HOW TO INVEST IN THE FUND


                 OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
              BY MAIL                   BY MAIL
              . Complete the            . Make check payable to
                application               "Wintergreen Fund,
              . Make check payable to     Inc." Be sure to
                "Wintergreen Fund,        include your account
                Inc."                     number on the check.
              . Mail application and    . Fill out investment
                check to: Wintergreen     slip.
                Fund, Inc. P.O. Box     . Mail check with
                446 Portland, ME 04112    investment slip to the
                                          address on the left.
              BY WIRE                   WIRE FUNDS TO:
              . Mail your application     Citibank, N.A., New
                to the above address,     York, NY ABA:
                then call                 #021000089
                (888) GOTOGREEN         FOR CREDIT TO:
                (888-468-6473) to         Citigroup Fund
                obtain an account         Services, LLC
                number.                   A/C: #30576692
              . Wire funds using the      Re: Wintergreen Fund,
                instructions at the       Inc.
                right.                    Your name and account
              . Include your Taxpayer     number
                Identification Number


             BY AUTOMATIC INVESTMENT   BY AUTOMATIC INVESTMENT
             PLAN (AIP)                PLAN (AIP)
             . Mail your application   Shares are purchased on
               with an authorized      a predetermined
               form to the address     schedule, on dates
               above, along with a     established when the
               check for your initial  account is opened.
               investment payable to
               "Wintergreen Fund,
               Inc."
             . Call (888) GOTOGREEN
               (888-468-6473) to
               obtain a form.
             BY ELECTRONIC FUNDS       BY ELECTRONIC FUNDS
             TRANSFER (ACH)            TRANSFER (ACH)
             . Mail your application     Call (888)
               to the above address,     GOTOGREEN (888-468-6473)
               then call (888)           to initiate your ACH
               GOTOGREEN                 request and provide
               (888-468-6473) to         banking instructions
               obtain an account         for the electronic
               number.                   debit from your
             . Include your Taxpayer     selected financial
               Identification Number.    institution account.
             . We will electronically
               debit your purchase
               proceeds from your
               selected financial
               institution account.

HOW TO INVEST IN THE FUND



                 OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
              BY INTERNET               BY INTERNET
              WWW.WINTERGREENFUND.COM   WWW.WINTERGREENFUND.COM
              . Access our website      . Access our website
              . Select Online           . Select Your Account
                Application             . Provide the following
              . Complete the              information:
                application online      . Your user ID
              . Accept the terms of     . Your password
                the online application  . Select
              . Your purchase proceeds    Transaction/Purchase
                will be electronically    menu option
                debited from the        . Follow the
                financial institution     instructions provided
                account provided while  . We will electronically
                completing the online     debit your purchase
                application               proceeds from the
                                          financial institution
                                          account identified on
                                          your account
                                          application
                THROUGH A FINANCIAL       THROUGH A FINANCIAL
                    PROFESSIONAL              PROFESSIONAL
              Contact your financial    Contact your financial
              professional.             professional.


ACCOUNT REQUIREMENTS For further information regarding the Fund's requirements for opening, and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts please call
(888) GOTOGREEN (888-468-6473).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

FUTURE TRADE DATE REQUESTS

The Fund does not accept requests to hold a purchase, redemption, or exchange transaction for a future date.


INVESTORS WITHOUT A U.S. ADDRESS: The Fund is currently not accepting subscriptions from investors that do not have a valid U.S. address.


INVESTOR SERVICES

WINTERGREEN FUND, INC. INVESTOR SERVICES

Wintergreen Fund, P.O. Box 446, Portland, ME 04101 (Mailing Address) or 3 Canal Plaza, Ground Floor, Portland, ME 04101 (Overnight Address).

Call toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 A.M. To 6:00 P.M., Eastern Time)

ONLINE Visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com

  .  For the most complete source of Fund news

  .  For Fund, account, and service information

  .  For most account transactions

  .  For literature requests


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to the Fund's transfer agent at Wintergreen Fund, Inc., P.O. Box 446, Portland, ME 04101. If you are opening a new account, please include the minimum initial investment (please see page 24) with your application.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the Fund. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy or sell shares of the Fund; use electronic funds transfer to buy or sell shares of the Fund.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at www.wintergreenfund.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the associated risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity.

Of course, you can decline telephone buy or sell privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

SECURITY CONSIDERATIONS You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A redemption fee may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, AND TO LIMIT OR SUSPEND THE OFFERING OF ITS SHARES. THE INVESTMENT MANAGER MAY DECIDE TO SUSPEND THE OFFERING OF SHARES WHERE IT DETERMINES THAT ANY INCREASE IN THE NET ASSETS OF THE FUND THROUGH SUBSCRIPTIONS WOULD BE DETRIMENTAL TO THE INTERESTS OF THE EXISTING SHAREHOLDERS.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a redemption fee may apply.

WHAT YOU NEED TO KNOW WHEN SELLING SHARES You may sell your shares on any day the Fund is open for business. The Fund processes redemption orders promptly. Redemption proceeds will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the Fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. This could take up to 15 business days. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

Once your request has been "actually received" by the Fund in "proper form" the Fund will redeem your shares at the next determined share price. "Proper form" means that the Fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the Fund, when by mail, means physical receipt at the Fund's address listed below, or if by telephone, receipt by an authorized Fund representative at the telephone number listed below. Subject to the foregoing, the Fund generally pays redemption proceeds by check within seven days after the request is actually received by the Fund. Payment is sent to the address of record.


                             SELLING YOUR SHARES:
                           BY PHONE:
                           . When completing your
                             account applications,
                             be sure to authorize
                             telephone redemptions
                             and Federal Funds Wire
                             Redemptions. You may
                             redeem up to $10,000
                             per day by calling
                             (888) GOTOGREEN
                             (888-468-6473). Shares
                             held by retirement
                             plans may not be
                             redeemed by telephone.
                           BY MAIL:
                           . Send a letter of
                             instruction including
                             the account number,
                             the dollar value or
                             number of shares and
                             any necessary
                             signature guarantees
                             to: Wintergreen Fund,
                             Inc., P.O. Box 446,
                             Portland, ME 04101.
                           BY WIRE:
                           . When completing your
                             account applications,
                             be sure to authorize
                             telephone redemptions
                             and Federal Funds Wire
                             Redemptions. Proceeds
                             of $5,000 or more may
                             be wired to your
                             pre-designated bank
                             account. Please be
                             advised, there may be
                             a fee associated with
                             wire redemptions.
                           BY SYSTEMATIC WITHDRAWAL
                           PLAN:
                           . For further
                             information on a
                             systematic withdrawal
                             plan, please call
                             (888) GOTOGREEN
                             (888-468-6473).
                           THROUGH A FINANCIAL
                           PROFESSIONAL:
                           . Contact your financial
                             professional.


SIGNATURE GUARANTEES A signature guarantee must be provided if:

  .  you are making a written request to redeem shares worth more than $100,000

  . you are redeeming from an account for which the address or account registration has changed within the last 30 days

  .  you want the proceeds sent to someone other than the owner of the account

  . you want the proceeds to be mailed to an address other than the address of record

  .  you are changing the registered name on the account

  . you are adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION If your account falls below the stated investment minimums or if the fund is unable to verify your identity, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 30 days prior to an involuntary redemption if the balance in your account falls below the stated investment minimums. If your account is redeemed the proceeds will be sent to the address of record.

IN-KIND REDEMPTIONS Although the Fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the Fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

ACCOUNT POLICIES

CALCULATING SHARE PRICE The price at which you buy or sell Fund shares is the net asset per share price or NAV. The NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding. The NAV is calculated at the close of regular trading of the New York Stock Exchange "NYSE" (normally

4:00 p.m. Eastern Time) each business day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The share price is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding. The Fund may change the time it calculates its NAV in an emergency.


The Fund's assets are generally valued at their market value using valuations provided by independent pricing services. If market prices are unavailable, or if an event occurs after the closing of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of shares may change on days that you cannot buy or sell shares. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

The Board will maintain a Valuation Committee established for the purpose of ensuring that the securities, other assets and liabilities of the Fund are valued properly, fairly and in accordance with the Fund's Statement of Procedures for the Valuation of Portfolio Securities, which procedures were adopted for the Fund and approved by the Board. The Valuation Committee will meet when necessary.

FAIR VALUATION - INDIVIDUAL SECURITIES Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

EXCHANGE TRADED SECURITIES Securities traded or dealt on one or more securities exchange (whether domestic or foreign, including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) and not subject to restrictions against resale shall be valued:

    (i)at the last quoted sales price or, in the absence of a sale,

   (ii)at the mean of the last bid and asked prices.

NON-EXCHANGE TRADED SECURITIES Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and asked prices.

MONEY MARKET INSTRUMENTS Notwithstanding anything to the contrary, money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Investment Manager believes another valuation is more appropriate. Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.

SECURITIES TRADED ON MORE THAN ONE EXCHANGE If a security is traded or dealt on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.


CURRENCIES AND RELATED ITEMS The value of foreign currencies shall be translated into U.S. dollars based on the foreign exchange rate in effect at the close of the NYSE (generally 4:00 PM Eastern time) on the day that the value of the foreign currency is determined. If no sale is reported at that time, the foreign currency will be valued at the most recent bid price.

OPTIONS The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day, at the mean of the last closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT
VALUE The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 PM Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the most recent bid price. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board, the Investment Manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).


These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Fund's board.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $10,000 ($3,000 for IRA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a redemption fee if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your transactions during the quarter. You will also receive written notification after each transaction affecting your account.

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 34).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Wintergreen Advisers. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

  .  The Fund may restrict, reject or cancel any purchase orders.

  . The Fund may modify, suspend, or terminate telephone/online privileges at any time.

  . The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

  . The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  . Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven days if making immediate payment would adversely affect the Fund.

  . In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

  . For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

  . You may only buy shares of the Fund if they are eligible for sale in your state or jurisdiction.

  . To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

QUESTIONS


If you have any questions about the Fund or your account, you can write to us at Wintergreen Fund, Inc., P.O. Box 446, Portland, ME 04101. You can also call us toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 A.M. To 6:00 P.M., Eastern Time) or visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

 FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge by contacting the Fund directly.



                                                              OCTOBER 17, 2005/(A)
                                               YEAR ENDED           /THROUGH
                                            DECEMBER 31, 2006  DECEMBER 31, 2005
NET ASSET VALUE,
 BEGINNING OF PERIOD                            $  10.23            $ 10.00
                                                --------            -------
INVESTMENT OPERATIONS
  Net investment income/(b)/                        0.11               0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                     1.94               0.22
                                                --------            -------
Total from Investment Operations                    2.05               0.24
                                                --------            -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net investment income                            (0.07)             (0.01)
                                                --------            -------
Total Distributions to Shareholders                (0.07)             (0.01)
                                                --------            -------
Redemption fees/(b)/                                0.00/(c)/            --
                                                --------            -------
NET ASSET VALUE, END OF PERIOD                  $  12.21            $ 10.23
                                                ========            =======
TOTAL RETURN/(D)/                                  20.10%              2.41%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)     $596,153            $54,704
Ratios to Average Net Assets:/(e)/
  Net investment income                             0.97%              1.02%
                                                --------            -------
  Net expense, excluding dividend expense           1.91%              1.95%
  Dividend expense                                  0.03%              0.00%
                                                --------            -------
Total Net Expense                                   1.94%              1.95%
                                                ========            =======
  Gross expense, excluding dividend
   expense                                          1.97%              6.97%
  Dividend expense                                  0.03%              0.00%
                                                --------            -------
Total Gross Expense/(f)/                            2.00%              6.97%
                                                ========            =======
PORTFOLIO TURNOVER RATE                               13%                 0%



/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized for periods less than one year.
/(e)/Annualized for periods less than one year.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                            WINTERGREEN FUND, INC.

You can learn more about the Fund in the following documents:


ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments are available in the Fund's annual and semi-annual reports. In the Fund's annual report you will find a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, report of the independent registered public accounting firm. You may obtain these reports at no cost through your investment representative or by e-mailing or calling us at the address and number below. You will also be able to view current annual/semi-annual reports online at www.wintergreenfund.com.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about the Fund, its investments and policies. It is incorporated by reference and is legally a part of this prospectus.


For a free copy of the SAI or to request other information about the Fund, please contact your investment representative, or contact the Fund directly. You may also download/view the SAI online at www.wintergreenfund.com.



You can also obtain information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC (phone
(202) 551-8090) or the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You can review and obtain copies of this information, after paying a duplicating fee, by writing to the Securities and Exchange Commission's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


                            WINTERGREEN FUND, INC.

                                (888) GOTOGREEN
                                (888-468-6473)


                         CHECK YOUR ACCOUNT STATUS AT:


                            www.wintergreenfund.com


                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                              Portland, ME 04101
                               www.foresides.com


                             File Nos. 333-124761
                                   811-21764

                            WINTERGREEN FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2007

   This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated May 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

   Financial Statements for the Fund for the year ended December 31, 2006, included in the Annual Report to Shareholders are incorporated by reference into this SAI. For a free copy of the current prospectus or annual report, contact your investment representative, access the Fund online at www.wintergreenfund.com or call (888) GOTOGREEN (888-468-6473).

                                   CONTENTS


Fund History...........................................   3
Investment Objective, Strategies and Risks.............   3
Officers and Directors.................................  26
Code of Ethics and Proxy Voting Policies and Procedures  31
Investment Advisory and Other Services.................  34
Portfolio Transactions.................................  40
Taxation of the Fund...................................  42
Organization, Voting Rights and Principal Holders......  45
Buying and Selling Shares..............................  45
Pricing of Shares......................................  49
Appendix A--Miscellaneous Tables....................... A-1

                                 FUND HISTORY

   The name of the fund is Wintergreen Fund, Inc. (the "Fund"). The Fund, an open-end, diversified management investment company commonly called a mutual fund, was organized as a corporation in Maryland on May 5, 2005 and is registered with the Securities and Exchange Commission (the "SEC").

   The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future.

   Each share represents a proportionate interest in the Fund's assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights. For elections of members of the Fund's Board of Directors (the "Board"), this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

   The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board and certain officers in their discretion.

                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

   For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

   Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

   If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

   The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by
(i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

   The Fund's investment objective is capital appreciation.

   The Fund may not:

      1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

      2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

      3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended ("1940 Act"), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

      4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

      5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

      6. Except as may be described in the prospectus, purchase securities on margin.

   The term prospectus as referenced in restriction 6 includes this SAI.

INVESTMENT TECHNIQUES, STRATEGIES AND THEIR RISKS

   Certain words or phrases used in the prospectus or this SAI may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's level of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

 "small portion"....................... less than 10%

 "portion".............................
                                        10% to 25%

 "significant".........................
                                        25% to 50%

 "substantial".........................
                                        50% to 66%

 "primary".............................
                                        66% to 80%

 "predominant".........................
                                        80% or more

   The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

   The value of your shares in the Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

   The Fund may invest in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities). There are no limitations on the percentage of the Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Fund reserves freedom of action to invest in these securities in such proportions as the Fund's investment manager, Wintergreen Advisers, LLC, (the "Investment Manager," or alternatively, "Wintergreen Advisers" or "Adviser") deems advisable. In addition, the Fund also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

   The general investment policy of the Fund is to invest in securities if, in the opinion of the Investment Manager, they are available at prices less than their intrinsic value, as determined by the Investment Manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The Investment Manager examines each security separately and does not apply these factors according to any predetermined formula. The Investment Manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by the Fund.

   Although the Fund may invest in securities of companies of any size, the Fund generally invests substantially in larger and medium size companies with market capitalizations in excess of $1.5 billion.

   The Fund may invest in any industry although it will not concentrate its investments in any one industry.

   The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, the Fund may purchase securities through private placements or in other private transactions.

   The following is a description of the various types of securities the Fund may buy and techniques it may use.

BORROWING

   The Fund is permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above. Under no circumstances will the Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS

   Cash equivalent investments are investments in certain types of short-term debt securities. The Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Fund's cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES

   Convertible securities are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.

   As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

   A convertible security tends to be senior to the issuer's common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the issuer often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the issuer may pay out cash instead of common stock.

DEBT SECURITIES

   A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While most debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value.

   The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share ("NAV"). These increases or decreases are more significant for longer duration debt securities.

   The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

   The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

   If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

   The Fund generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the Investment Manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the Investment Manager's investment decision-making process. The Fund may invest in debt securities issued by domestic or foreign companies (i) that are involved in restructurings, such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers (Risk Arbitrage Securities), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy (Distressed Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Fund generally purchases these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

   The Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Investment Manager, warrant such investment. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

   Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings.

   Securities rated D by S&P or C by Moody's are in default and are not currently performing.

   The Fund may invest in unrated securities. The Fund will rely on the Investment Manager's judgment, analysis, and experience in evaluating such debt securities. In this evaluation, the Investment Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The Investment Manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Investment Manager monitors the issuers of corporate debt securities held in the Fund's portfolios. The credit rating assigned to a security is a factor considered by the Investment Manager in selecting a security for the Fund, but the intrinsic value in comparison to market price and the Investment Manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Investment Manager. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

   A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the NAV of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

   High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

   The Investment Manager values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Fund's board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Investment Manager to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in the Fund's portfolio, the responsibility of the Investment Manager to value the Fund's securities becomes more difficult and the Investment Manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.


DEPOSITORY RECEIPTS

   The Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depository receipts are interests in a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depository receipts. Depository receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

   Depository receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete, and costs may be higher.


EQUITY SECURITIES

   Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

SMALLER COMPANIES

   The Fund may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

   In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

   The Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social, and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

   Since the Fund may invest in securities issued, traded, or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio. When deemed advantageous to the Fund, the Investment Manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Fund's, money in the particular country, with no ability to have the money returned to the United States.

   There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards, and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS INVESTMENTS

Investments by the Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war);
(iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

   In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

HEDGING AND INCOME TRANSACTIONS

   The Fund may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Fund may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts. However, the Fund also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

   Some examples of situations in which Hedging Transactions may be used are:
(i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund's gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

   Any combination of Hedging Transactions may be used at any time as determined by the Investment Manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the Investment Manager's expertise in utilizing such techniques. The ability of the Fund to utilize Hedging Transactions successfully cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

   The various techniques described above as Hedging Transactions also may be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund also may use a Hedging Transaction if the Investment Manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates.

   Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values,
(iii) limit the amount of appreciation the Fund can realize on its investments,
(iv) increase the cost of holding a security and reduce the returns on securities or (v) cause the Fund to hold a security it might otherwise sell.

   Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce the NAV, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce the Fund's total return to investors.

   When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS

   The Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

   A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between the Fund and, typically, a brokerage firm, bank, or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

   The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the Investment Manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The Investment Manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

   The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns. If the Investment Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

   The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

   Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

   Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the Investment Manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

   The Fund will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

   The Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

   The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

   To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

   Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

   Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

   The use of currency transactions also can result in the Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS

   Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

   A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

   An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

   With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

   The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects to enter into OTC options that have cash settlement provisions, although they are not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

   The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the Investment Manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

   The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

   The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

   The Fund will only invest in options contracts after complying with the requirements of the Commodity Futures Trading Commission ("CFTC").

   The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

   The Fund also may purchase and sell call and put options on securities indices and other financial indices and in doing so can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES

   The Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

   The Fund's use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

   The Fund will only invest in futures contracts after complying with the requirements of the CFTC.

   The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Act and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

COMBINED TRANSACTIONS

   The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

   Although Combined Transactions are normally entered into based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SEGREGATION OF ASSETS

   Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid assets by proper notation on its books or on the books of its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund's books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid assets equal to the exercise price.

   A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

   OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

   In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

   Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES

   An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Fund may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

INDEBTEDNESS, PARTICIPATIONS, AND TRADE CLAIMS

   From time to time, the Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

   The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

   The length of time remaining until maturity on the Indebtedness is one factor the Investment Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

   Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Where the Participation involves a direct debtor-creditor relationship between the borrower and the Fund, the company that is the borrower on the loan will be considered by the Fund to be the issuer of the Participation for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry. Where the Fund purchases Participations from financial institutions, the Fund will treat such financial institution or any other financial intermediary involved in the transaction and the borrower as an issuer for purposes of the Fund's classification as a diversified company and the Fund's fundamental investment restriction on industry concentration. The Fund also may purchase trade claims and other direct obligations or claims (Trade Claims) of Distressed Companies. Indebtedness, Loan Participations, and Trade Claims may be illiquid as described above.

   The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

INVESTMENT COMPANY SECURITIES

   The Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a registered investment company's purchase of another investment company's voting securities to 3% of the other investment company's securities, no more than 5% of a registered investment company's assets in any single investment company's securities and no more than 10% of a registered investment company's assets in all investment company securities, subject to certain exceptions.

   Investors should recognize that the Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as the Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES

   To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

   Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

DISTRESSED MORTGAGE OBLIGATIONS

   The Fund also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view.

   As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, the Fund could become part owner of such real estate. As an owner, the Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that the Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS

   The Fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

   The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS

   The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may invest up to 50% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

   Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

   In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund's Adviser is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral.

RULE 144A SECURITIES

   In addition to other privately placed unregistered securities, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY

   Certain provisions of the federal securities laws permit investment portfolios, including the Fund, to invest in companies engaged in securities-related activities (securities issuers) only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

   The Fund also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met:
(1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

   In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

   The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above;
(ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

   The Fund also is not permitted to acquire any security issued by the Investment Manager or any affiliated company. The purchase of a general partnership interest in a securities-related business is also prohibited.

   In addition, the Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 15% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

ARBITRAGE SECURITIES AND SECURITIES OF DISTRESSED COMPANIES

   The Fund also seeks to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Fund may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the Fund may invest in Risk Arbitrage Securities or in Distressed Companies, the Fund does not presently anticipate committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Fund's investments in Distressed Companies may include Indebtedness, Loan Participations, and Trade Claims, as further described on page 18.

SHORT SALES

   The Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

   When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

   The Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

   If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

   The Fund also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio. The Fund may sell securities short against the box without limit.

   Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS

   When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

   Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS INFORMATION

   The Fund believes that the ideas of the Investment Manager's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Fund has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund.

   The Fund's overall policy with respect to the release of portfolio holdings information is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Investment Manager will not make available to anyone non-public information with respect to the Fund's portfolio holdings, until such time as the information is made available to all shareholders or the general public.

   Consistent with current law, the Investment Manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

   Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

   The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets (collectively, "Service Providers"). Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag.

   In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

    . The recipient agrees to keep confidential any portfolio holdings information received.

    .  The recipient agrees not to trade on the nonpublic information received.

    . The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Investment Manager.

   In no case does the Fund or the Investment Manager receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

   Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, the Fund's President or Executive Vice President ("collectively, an Executive Officer") must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.

   The Fund has established procedures to ensure that its portfolio holdings information is only disclosed in accordance with these policies. Only an Executive Officer of the Fund may approve the disclosure, and then only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Fund's affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Fund's Executive Officer may make approved disclosures of portfolio holdings information to authorized recipients. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policy and any applicable non-disclosure agreement.

   The Fund's CCO monitors the Fund's compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding Fund portfolio holdings prior to public dissemination. With exception of those Service Providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to the Fund, the CCO also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

   In order to help facilitate the Board's determination that nonpublic portfolio holdings disclosure to Service Providers prior to public dissemination is in the best interests of Fund shareholders, the CCO will make an annual report to the Board on such disclosure and any recommended material changes to the policy. In addition, the Board will receive any interim reports that CCO may deem appropriate. The Fund's portfolio holdings release policy has been initially reviewed and approved by the Board and any material amendments shall also be reviewed and approved by the Board. Any conflict of interest identified between the interests of shareholders on the one hand and those of the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser or the Distributor, on the other, that are not resolved under the Codes and that may arise as a result of the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

                            OFFICERS AND DIRECTORS

OFFICERS AND DIRECTORS

   The Board is responsible for managing the Fund's business affairs and exercising all of the Fund's powers except those reserved for shareholders. The following table gives information about each Board member and the senior officers of the Fund. Mr. Keffer is considered an Interested Board Member due to his affiliation with the Distributor within the past two years. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years.


                                            LENGTH OF                               OTHER
                                              TIME      PRINCIPAL OCCUPATION    DIRECTORSHIPS
NAME, YEAR BORN AND ADDRESS        POSITION  SERVED*    DURING PAST 5 YEARS        SERVED
---------------------------        -------- --------- ------------------------- -------------
INDEPENDENT BOARD MEMBERS

Edward Prendeville................ Director   Since   President of Train                None
  Year Born: 1951                             2005    Collectors Warehouse,
  333 Route West, Suite 204                           Inc. since prior to 1999.
  Mountain Lakes, NJ 07046 46.....

Nathan Adler...................... Director   Since   Retired. Consultant to            None
  Year Born: 1938                             2005    Ernst & Young from
  333 Route 46 West, Suite 204                        2000-2003; Partner, Ernst
  Mountain Lakes, NJ 07046........                    & Young 1972-2000.

Bradden Backer.................... Director   Since   Of Counsel, Friebert,             None
  Year Born: 1957                             2005    Finerty & John, S.C. (law
  333 Route 46 West, Suite 204                        firm) since 2004;
  Mountain Lakes, NJ 07046........                    Shareholder, Godfrey &
                                                      Kahn, S.C. (law firm)
                                                      since prior to 1999.

John Wakely....................... Director   Since   Owner of L&B Advisors             None
  Year Born: 1957                             2005    (Luxury goods and
  333 Route 46 West, Suite 204                        beverage sector
  Mountain Lakes, NJ 07046........                    consultants) since 2003;
                                                      Managing Director of
                                                      Equity Research Lehman
                                                      Brothers, London 1989-
                                                      2003.

INTERESTED BOARD MEMBER

John Y. Keffer.................... Director   Since   President, Forum           Forum
  Born: 1942                                  2005    Foundation (a charitable   Funds
  333 Route West, Suite 204                           organization) since 2005;  (registered
  Mountain Lakes, NJ 07046 46 Year                    President, Forum Trust,    investment
                                                      LLC (a non-depository      company);
                                                      trust company) since       Monarch
                                                      1997; President of         Funds
                                                      Citigroup Fund Services,   (registered
                                                      LLC ("Citigroup") 2003     investment
                                                      - 2005; President, Forum   company)
                                                      Financial Group, LLC
                                                      ("Forum") (a fund
                                                      services company
                                                      acquired by Citibank,
                                                      N.A. in 2003).

                                          LENGTH OF                                OTHER
                                            TIME       PRINCIPAL OCCUPATION    DIRECTORSHIPS
NAME, YEAR BORN AND ADDRESS     POSITION   SERVED*     DURING PAST 5 YEARS        SERVED
---------------------------    ---------- --------- -------------------------- -------------
OFFICERS

Simon D. Collier.............. President/   Since   Managing Partner,              None
  Year Born: 1961              Treasurer    2005    Foreside Financial
  Two Portland Square                               Group, since April 2005;
  Portland, ME 04101..........                      President, Foreside
                                                    Services, Inc. (a staffing
                                                    services firm) since
                                                    January 2007; Managing
                                                    Partner and Principal
                                                    Executive Officer of the
                                                    Distributor; Chief
                                                    Operating Officer and
                                                    Managing Director,
                                                    Global Fund Services,
                                                    Citigroup 2003-2005;
                                                    Managing Director,
                                                    Global Securities
                                                    Services for Investors,
                                                    Citibank, N.A. 1999 -
                                                    2003.

David J. Winters.............. Executive    Since   Managing Member,               None
  Year Born: 1962              Vice         2005    Wintergreen Advisers,
  333 Route 46 West, Suite 204 President            LLC since 2005;
  Mountain Lakes, NJ 07046....                      President and Chief
                                                    Investment Officer of
                                                    Franklin Mutual
                                                    Advisers, LLC 2001-
                                                    2005; Director of
                                                    Research of Franklin
                                                    Mutual Advisers, LLC in
                                                    2000. Member of
                                                    Management Team of
                                                    Franklin Mutual
                                                    Advisers, LLC 1987-
                                                    2005.

Elizabeth N. Cohernour........ Executive    Since   Chief Operating Officer        None
  Year Born: 1950              Vice         2005    of Wintergreen Advisers,
  333 Route 46 West, Suite 204 President/           LLC since 2005;
  Mountain Lakes, NJ 07046.... Secretary            President of ENC
                                                    Consulting, Inc. from
                                                    2002 to 2005; General
                                                    Counsel and Executive
                                                    Vice President, Strong
                                                    Financial Corp from
                                                    2000-2001; General
                                                    Counsel and Senior Vice
                                                    President, Franklin
                                                    Mutual Advisers, LLC
                                                    1988-2001.

Steven Graff.................. Vice         Since   Business Operations and        None
  Year Born: 1973              President    2005    Technology, Wintergreen
  333 Route 46 West, Suite 204                      Advisers, LLC since
  Mountain Lakes, NJ 07046....                      2005. Production
                                                    Services Manager,
                                                    Franklin Mutual
                                                    Advisers, LLC 2003-
                                                    2005, Information
                                                    Technology, Franklin
                                                    Mutual Advisers, LLC
                                                    1996 - 2003.

                                          LENGTH OF                              OTHER
                                            TIME      PRINCIPAL OCCUPATION   DIRECTORSHIPS
NAME, YEAR BORN AND ADDRESS     POSITION   SERVED*    DURING PAST 5 YEARS       SERVED
---------------------------    ---------- --------- ------------------------ -------------

David Greenberg............... Vice       Since     Head Trader,                 None
  Year Born: 1963              President  2006      Wintergreen Advisers,
  333 Route 46 West, Suite 204                      LLC since 2006. Senior
  Mountain Lakes, NJ 07046....                      Trader at Franklin
                                                    Mutual Advisers, LLC
                                                    1997 - 2006.

Anthony DiGioia............... Vice       Since     Portfolio Operations,        None
  Year Born: 1974              President  2005      Wintergreen Advisers,
  333 Route 46 West Suite 204                       LLC since 2005.
  Mountain Lakes, NJ 07046....                      Manager of Investment
                                                    Operations, Franklin
                                                    Templeton Investments
                                                    2004-2005; Assistant
                                                    Vice President - Mutual
                                                    Funds Custody
                                                    Administration, Bank of
                                                    New York, 1998-2004.

Jean Seidel................... Vice       Since     Relationship Manager,        None
  Year Born: 1969              President/ 2005      Citigroup since 2005;
  Two Portland Square          Assistant            Vice President, State
  Portland, ME 04101.......... Secretary            Street Corporation 2003-
                                                    2005; Director of
                                                    Implementation,
                                                    Worldinsure 2000-2002.

Leslie K. Klenk............... Chief      December  Director, Foreside           None
  Year Born: 1964              Compliance 2006-     Compliance Services
  Two Portland Square          Officer    Present   LLC (mutual fund
  Portland, ME 04101..........                      compliance services
                                                    provider) since
                                                    November 2006; Chief
                                                    Compliance Officer,
                                                    Ironwood Series Trust
                                                    (mutual fund) since
                                                    November 2006; Chief
                                                    Compliance Officer,
                                                    Sound Shore Fund, Inc.
                                                    (mutual fund) since
                                                    November 2006, Senior
                                                    Vice President and
                                                    Counsel, Citigroup Fund
                                                    Services, LLC (mutual
                                                    fund services provider)
                                                    (April 1998 through
                                                    October 2006).

--------

* Messrs. Prendeville, Adler, and Backer were elected by written consent of the sole shareholder of the Fund on September 9, 2005. Messrs. Wakely and Keffer were elected by unanimous vote of the full Board, including a majority of the Independent Board Members and written consent of the sole shareholder of the Fund, on September 29, 2005. Each of the Fund's officers, except
  Mr. Greenberg and Ms. Klenk, was appointed at the Fund's initial organizational meeting on September 12, 2005. Mr. Greenberg was appointed as an officer of the Fund on March 28, 2006 and Ms. Klenk was appointed as an officer on December 4, 2006. Mr. DiGioia was appointed Assistant Vice President of the Fund on September 9, 2005 and was promoted to Vice President on December 4, 2006.


COMPENSATION

   The Fund pays each Board member $25,000 per year. The following table provides the total fees paid to Board members by the Fund for the year ended December 31, 2006.


                                                       AGGREGATE
                                                      COMPENSATION
                                                        FROM THE
             NAME                                         FUND
             ----                                     ------------
             Edward Prendeville......................   $25,000
             Nathan Adler............................   $25,000
             Bradden Backer..........................   $25,000
             John Y. Keffer..........................   $25,000
             David Londoner/1/.......................   $25,000
             John Wakely.............................   $25,000


   In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

   The following tables provide the estimated dollar range of equity securities beneficially owned by the Board members of the Fund on December 31, 2006.
--------
/1/ Resigned effective February 15, 2007.

                                                    DOLLAR RANGE OF
          NAME                                     SHARES IN THE FUND
          ----                                     -------------------
          Edward Prendeville...................... Over $100,000
          Nathan Adler............................ $10,001 to $50,000
          Bradden Backer.......................... $10,001 to $50,000
          John Y. Keffer.......................... None
          John Wakely............................. $50,001 to $100,000

BOARD COMMITTEES


   The Board maintains three standing committees: the Audit Committee, the Valuation Committee, and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. During the period ended December 31, 2006, the Audit Committee met 3 times. The Nominating Committee is generally responsible for nominating candidates for non-interested Board member positions and presenting such nominations to the Board. When vacancies arise or elections are held, the Nominating Committee shall review candidates for, and make nominations of directors to the Board. The Nominating Committee Charter does not contemplate the acceptance of candidates from shareholders. During the period ended December 31, 2006, the Nominating Committee did not meet. The Valuation Committee is generally responsible for (among other things) determining and monitoring the value of the Fund's assets. During the period ended December 31, 2006, the Valuation Committee met 2 times. The following table presents the membership of the standing committees:


 COMMITTEE                              MEMBERS
 ---------                              -------
 Audit Committee....................... Nathan Adler
                                        Bradden Backer
                                        Edward Prendeville
                                        John Wakely

 Valuation Committee................... Bradden Backer
                                        Nathan Adler
                                        John Wakely
                                        David Winters
                                        Simon Collier
                                        Leslie Klenk

 Nominating Committee.................. Bradden Backer
                                        Nathan Adler
                                        Edward Prendeville

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Investment Manager and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics may restrict certain personnel from investing in securities that are being considered for the Fund or that are currently held by the Fund.

   The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's Investment Manager, Wintergreen Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the Investment Manager.

   The recommendation of management on any issue is a factor which the Investment Manager considers in determining how proxies should be voted, but is not determinative of the Investment Manager's ultimate decision. As a matter of practice, the Fund votes with respect to most issues in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.



INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   The Investment Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Investment Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

GENERAL POLICY

   The general policy is to vote proxy proposals, consents or resolutions relating to securities (collectively, "proxies"), in a manner that serves the best interests of the Fund, as determined by the Investment Manager in its discretion, taking into account relevant factors, including, but not limited to:

..  the impact on the value of the securities;

..  the anticipated costs and benefits associated with the proposal;

..  the effect on liquidity; and

..  customary industry and business practices.

RATIFICATION OF AUDITORS

   The Investment Manager will generally vote for the approval of auditors and proposals authorizing the board to fix auditor fees, unless:

.. The Investment Manager has serious concerns about the accounts presented or the audit procedures used; or

..  the auditors are being changed without explanation.

MANAGEMENT & DIRECTOR OWNERSHIP ISSUES

   The Investment Manager will generally vote for proposals that require management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of management's interests with the interests of the company's shareholders. However, the Investment Manager will generally vote against proposals for stock options or other compensation that grant an ownership interest for management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other shareholders of the company.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES

   The Investment Manager will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills." Examples of "poison pills" include:

    a. large increases in the amount of stock authorized but not issued;

    b. blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the shareholders);

    c. compensation that would act to reward management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

    d. fixed price amendments that require a certain price to be offered to all shareholders based on a fixed formula; and

    e. greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

   The Investment Manager will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

    a. require that golden parachutes or golden handcuffs be submitted for ratification by the shareholders; and

    b. to opt out of state anti-takeover laws deemed by the Investment Manager to be detrimental.

   The Investment Manager will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

CHANGES TO CAPITAL STRUCTURE

   The Investment Manager will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either:
(i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the Fund or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

MERGERS AND CORPORATE RESTRUCTURING

   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Investment Manager will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Investment Manager believes will offer fair value to the Fund.

SOCIAL AND CORPORATE POLICY ISSUES

   The Investment Manager will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

   The Investment Manager will generally vote against any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Investment Manager will also generally vote against proposals:

    .  to bar or restrict charitable contributions; or

    .  to limit corporate political activities.

GLOBAL CORPORATE GOVERNANCE

   Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Investment Manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

   The Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the Investment Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The Investment Manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the Investment Manager is not given adequate information from the company.


   At times, conflicts may arise between the interests of one or more of the Investment Manager's clients, on the one hand, and the interests of the Investment Manager or its affiliates, on the other hand. If the Investment Manager determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Investment Manager shall submit the vote to the Chairman of the Fund for determination. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the board who is not an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Investment Manager or independent third parties that evaluate proxy proposals.


   Shareholders may view the complete Policies online at www.wintergreenfund.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Fund toll-free at (888) GOTOGREEN (888-468-6473) or by sending a written request to: Wintergreen Fund, Inc. at 3 Canal Plaza, Ground Floor, Portland, ME 04101. Copies of the Fund's proxy voting records reflecting the most recent twelve-month period ended June 30 will be available online at www.wintergreenfund.com and posted on the SEC website at www.sec.gov.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED

   The Fund's Investment Manager is Wintergreen Advisers, LLC. David J. Winters is the managing member of Wintergreen Advisers, LLC. Subject to the general supervision of the Directors, the Investment Manager provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Investment Manager. The Investment Manager, located at 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Manager is responsible for developing the investment policies and guidelines for the Fund.

   The Investment Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Investment Manager also selects the brokers who execute the Fund's portfolio transactions. The Investment Manager provides periodic reports to the board, which reviews and supervises the Investment Manager's investment activities. To protect the Fund, the Investment Manager and its officers, directors and employees are covered by fidelity insurance.

   The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

   The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund's outstanding voting securities (as defined by the 1940 Act) on 60 days' written notice by either party and will terminate automatically upon assignment.

   The Investment Manager and its affiliates manages other pooled investment funds. The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund. Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

   The Fund and the Investment Manager have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Fund or that are currently held by the Fund. The personal securities transactions of access persons of the Fund and the Investment Manager will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

MANAGEMENT FEES

   The Fund pays the Investment Manager a fee equal to an annual rate of 1.50% of the average daily net assets of the Fund.

   The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

   Table 1 in Appendix A shows the dollar amount of the fees payable by the Fund to the Investment Manager, the amount of fees waived by the Investment Manager, and the actual fees received by the Investment Manager. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

PORTFOLIO MANAGER

   David J. Winters, the managing member of Wintergreen Advisers, LLC is primarily responsible for the management of the Fund's portfolio and has responsibility for the day-to-day management of the Fund.

   David J. Winters is the Portfolio Manager of the Fund, which as of December 31, 2006 had $596,152,694 in net assets. As of the date hereof, Mr. Winters did not manage any other registered investment companies.
Mr. Winters also manages three other pooled investment vehicles which as of December 31, 2006 had $380,098,356 in net assets. These pooled investment vehicles pay a portion of the management fee payable to the Investment Manager out of net profits, which may be characterized as a fee based on account performance. From time to time, the Investment Manager may offer co-investment opportunities to one or more investors or third parties. These co-investors may pay the Investment Manager a fee based on account performance. The Investment Manager also acts as sub-advisor to two non-US funds which as of December 31, 2006 had $219,449,455 in net assets.

OWNERSHIP OF FUND SHARES

                                               DOLLAR RANGE OF BENEFICIAL
                                               OWNERSHIP IN THE FUND AS OF
      PORTFOLIO MANAGER                             DECEMBER 31, 2006
      -----------------                        ---------------------------
      David J. Winters........................       Over $1,000,000

CONFLICTS

   As an investment adviser and fiduciary, Wintergreen Advisers, the Investment Manager, owes its clients a duty of loyalty. In recognition of the fact that conflicts of interest are inherent in the investment management business, the

Investment Manager has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities. All employees of the Investment Manager are subject to these policies.

   The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy, or sell securities which may be owned, bought, or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. As a general matter, the Investment Manager's personnel are not permitted to engage in transactions for their personal accounts in securities that are owned by clients, being bought, sold, or considered for purchase or sale by clients. Subject to reporting requirements and other limitations in the Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions in non-client securities and to acquire shares of the Fund. The Investment Manager's Code of Ethics requires disclosure of all personal accounts and preclearance of all securities transactions.


   The Portfolio Manager manages multiple portfolios for multiple clients. These accounts presently include private pooled investment vehicles (commonly referred to as "hedge funds") and may include separate accounts or other mutual funds in the future. The Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for the Fund based on its investment objective, policies, practices, cash flows, tax, and other relevant investment considerations. Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Fund, which has the potential to adversely impact the Fund, depending on market conditions. In addition, some of these other client account structures may have fee structures, such as performance based fees, that differ (and may be higher than) the Fund. Accordingly, conflicts of interest may arise when the Investment Manager has a particular financial incentive, such as a performance-based fee, relating to an account.


   The Investment Manager has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. The Investment Manager reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Investment Manager's allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that orders are aggregated, the client orders are price averaged. Finally, the Investment Manager's procedures also require objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by the Investment Manager's chief compliance officer.


   The Fund pays the Investment Manager a fee based on the average daily net assets under management of the Fund as set forth in the Advisory Agreement. The Investment Manager pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The Investment Manager's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The Investment Manager's compensation of the Portfolio Manager includes a fixed base salary and incentive components. It is expected that the Portfolio Manager will receive an incentive payment based on the revenues earned by the Investment Manager from the Fund and from any other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by the Portfolio Manager can, and typically will represent a significant portion of the Portfolio Manager's overall compensation, and can vary significantly from year to year.

THE DISTRIBUTOR

   Distributor; Services and Compensation of Distributor

   Foreside Fund Services, LLC ("Foreside"), the distributor (also known as principal underwriter) of the Fund, is located at Two Portland Square, First Floor, Portland, Maine 04101. Foreside is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Fund and the Distributor as he serves as an officer of each entity. Under its agreement with the Fund (the "Distribution Agreement"), Foreside acts as the agent of the Fund in connection with the offering of Shares. Foreside continually distributes shares on a best efforts basis. Foreside has no obligation to sell any specific quantity of Shares. Foreside, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

   Foreside receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions.

   Foreside may enter into arrangements with various broker-dealers, banks or other financial institutions through which investors may purchase or redeem Shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though Shares are sold without a sales charges or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

   Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cut-off times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

DISTRIBUTION PLAN

   In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a distribution plan (the "Plan"), which provides for the reimbursement by the Fund of distribution expenses incurred by Foreside on behalf of the Fund at an annual rate of up to 0.25% of the average daily net assets of the Fund.


   The Plan provides that Foreside may incur expenses for any distribution-related purpose it deems necessary or appropriate, including:
(i) any sales, marketing and other activities primarily intended to result in the sale of shares of the Fund, (ii) reviewing the activity in Fund accounts;
(iii) providing training and supervision of the Fund's personnel;
(iv) maintaining and distributing current copies of prospectuses and shareholder reports; (v) advertising the availability of its services and products; (vi) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; (vii) responding to customers' and potential customers' questions about the Fund; and
(viii) compensating other persons for providing assistance in distributing shares; (ix) reimbursement to the Investment Manager of the Investment Manager's distribution related expenses, including expenses of employees of the Investment Manager who train or educate others with respect to the Fund and the investment techniques employed to ongoing account services (including establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal. Services to shareholders. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses of the Distributor and various financial institutions or other persons who engage in or support the distribution of shares of the Fund, or who respond to shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports, and other periodic reports for use in connection with the offering or sale of shares of the Fund to any prospective investors; and the costs of preparing, printing, and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of shares of the Fund for sale to the public.


   The Plan requires the Fund and Foreside to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

   The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the Board, including a majority of the independent Directors. The Plan further provides that it may not be amended to materially increase the costs, which the Fund bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the independent Directors. The Plan may be terminated at any time by a majority of the independent Directors or by shareholders of the Fund.

   Table 2 in Appendix A shows the dollar amount of the expenses paid by the Fund to Foreside for distribution expense reimbursements, the amount of the distribution expense reimbursements paid out by Foreside, and the amount of distribution expense reimbursements pending payment by Foreside. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

COMPLIANCE SERVICES

   Under a Compliance Services Agreement (the "Compliance Agreement") with the Fund, Foreside provides a Chief Compliance Officer ("CCO"), Anti-Money Laundering Compliance Officer, a Principal Executive Officer and a Principal Financial Officer to the Fund, as well as certain additional compliance support functions (collectively, "Compliance Services").

   Under the Compliance Agreement, Foreside receives a monthly fee from the Fund for the Compliance Services of $15,000 per series, $22,500 per investment adviser, and $5,000 per sub-adviser, plus a fee of 0.010% (1 basis point) of the Fund's average daily net assets, with a minimum annual fee of $60,000.

   The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund or by Foreside on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

   Under the Compliance Agreement, Foreside is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Foreside and certain related parties (such as Foreside 's officers and persons who control Foreside) are indemnified by the Fund against any and all claims and expenses related to Foreside 's actions or omissions, except for any act or omission resulting from the Foreside 's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

   Table 3 in Appendix A shows the dollar amount of the fees accrued by the Fund to Foreside for Compliance Services, the amount of the fee waived by Foreside, and the actual fees received by Foreside. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

ADMINISTRATION, FUND ACCOUNTING, AND TRANSFER AGENCY SERVICES AGREEMENT

   Citigroup Fund Services, LLC ("Citigroup"), located at Two Portland Square, Portland, ME 04101, serves as administrator, fund accountant, and transfer agent of the Fund, pursuant to its Administration, Fund Accounting, and Transfer Agency Services Agreement (the "Services Agreement") with the Fund.

   Citigroup is a wholly-owned subsidiary of "Citibank, N.A. ("Citibank"). Pursuant to its responsibilities as fund administrator under the Services Agreement, Citigroup is responsible for the supervision of the overall management of the Fund and for providing the Fund with general office facilities.

   For its fund administration services, Citigroup receives a monthly fee from the Fund of $4,000 plus 0.10% of the Fund's annual average daily net assets on the first $100 million in fund assets, 0.05% of the Fund's annual average daily net asset on fund assets over $100 million and less than $1 billion, and 0.025% of the Fund's annual average daily net assets on fund assets over $1 billion. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.

   Table 4 in Appendix A shows the dollar amount of the administration fees accrued by the Fund, the amount of the administration fees waived by Citigroup, and the actual administration fees received by Citigroup. The data is presented for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

   Pursuant to the Services Agreement, Citigroup also provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

   For its fund accounting services, Citigroup receives from the Fund a monthly fee of $4,000, 0.01% of the Fund's annual average daily net assets on the first $500 million in fund assets, 0.005% of the Fund's annual average daily net assets on fund assets over $500 million and certain surcharges based upon the Fund's asset levels as well as the number and type of the Fund's portfolio transactions and positions. These fees are paid monthly for services performed during the following calendar month.

   Table 5 in Appendix A shows the dollar amount of the fund accounting fees accrued by the Fund, the amount of the fund accounting fees waived by Citigroup, and the actual fund accounting fees received by Citigroup. The data is presented for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

   In addition, Citigroup provides transfer agency services to the Fund under the Services Agreement. As transfer agent and distribution paying agent, Citigroup maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Citigroup is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of the Comptroller of the Currency.

   After the first year, the Services Agreement is terminable without penalty by the Board of Directors or by Citigroup on 60 days' written notice. Under the agreement, Citigroup is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect Citigroup from any liability by reason of bad faith, willful misfeasance, gross negligence or reckless disregard in the performance of its obligations and duties under the agreement.

THE CUSTODIAN


   Citibank, N.A. ("Citibank"), is the custodian to the Fund and is located at 388 Greenwich Street, New York, New York 10013. As Custodian of the Fund's assets, Citibank is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, and safekeeping and controlling the Fund's cash and securities (which may be deposited into the Federal Reserve Treasury Department Book Entry System or the Depository Trust Company, or other securities depository registered under the Securities and Exchange Act of 1934 and in the book entry system of the Federal Reserve Banks for the issuance of United States Treasury and Federal agency and instrumentality securities). While the Custodian does not determine the Fund's investment policies or make investment recommendations, the Fund may invest in securities and repurchase agreements issued by the Custodian or deal with the Custodian as a principal in securities transactions. Citibank may employ subcustodians to provide custody of the Fund's domestic and foreign assets, or to provide custody of Fund assets attributable to investments made pursuant to IRAs.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The audited financial statements of the Fund for its fiscal year ended December 31, 2006 and the report of Deloitte & Touche LLP, the Fund's independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on March 7, 2007. The report is available without charge upon request by calling (888) GOTOGREEN (888-468-6473), or visiting the Fund's website at www.wintergreenfund.com.

                            PORTFOLIO TRANSACTIONS

   The Investment Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

   When placing a portfolio transaction, the Investment Manager seeks to obtain "best execution"--the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and the Investment Manager's other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Purchases of securities from underwriters or dealers will include a commission paid by the issuer to the underwriter or dealer.

COMMISSIONS PAID


   Table 7 in Appendix A shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Investment Manager. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


   The difference in Fund commissions paid on portfolio transactions during fiscal year 2006 differs materially from those in fiscal year 2005 because fiscal year 2005 only included several months of operation. Moreover, the Fund experienced significant asset growth during 2006 and portfolio activity increased in order to invest incoming cash.

   The Investment Manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

   The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national, or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

   It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. It is not anticipated that the receipt of these products and services will reduce the Investment Manager's research activities in providing investment advice to the Fund.

   The difference in portfolio turnover during fiscal year 2006 differs materially from those in fiscal year 2005 because fiscal year 2005 only included several months of operation. Moreover, the Fund experienced significant asset growth during 2006 and portfolio activity increased in order to invest incoming cash.

   As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. The Fund may obtain other services from brokers in connection with the Fund's investment transactions with such brokers. Such services will be limited to services that would otherwise be a Fund expense.

   If purchases or sales of securities of the Fund and one or more other clients managed by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

   Because the Fund may, from time to time, invest in broker-dealers or their parent company, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers of their parent companies through whom the Fund placed portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person or an affiliate of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

   Table 6 in Appendix A lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund's most recent fiscal year. Table 6 also includes the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                             TAXATION OF THE FUND

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

   The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net capital gain and therefore does not expect to pay federal income tax, although in certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

   To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, or net income derived from interests in certain qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is (A) invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or (B) the securities of one or more qualified publicly traded partnerships.

   If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance.

EXCISE TAX

   Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (b) any amount on which the Fund pays income tax for the taxable year ending in the calendar year. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

   Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

SALE OR REDEMPTION OF SHARES

   In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

               ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

   The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a Maryland corporation on May 5, 2005, and is registered with the SEC.

   The Fund has noncumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board. The Fund has equal dividend, distribution, and liquidation rights.

   The Fund does not intend to hold annual shareholder meetings and is not required to. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting also may be called by the Board and certain officers in their discretion.


   FUND OWNERSHIP As of March 31, 2007, the percentage of Fund shares owned in the aggregate by all Directors and officers of the Fund equaled less than 1.00% of the outstanding shares.


   Also as of that date, certain shareholders of record owned 5% or more of the outstanding shares of the Fund. Shareholders known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund are listed in Table 8 in Appendix A.

   From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 17, 2007, the following shareholder controlled the Fund ("control" for this purpose is the beneficial ownership of 25% or more of the Fund's voting securities):


                       NAME AND ADDRESS        % OF FUND
                       ----------------        ---------
                       *Charles Schwab & Co.     32.52%
                       101 Montgomery Street
                       San Francisco, CA 94104


                           BUYING AND SELLING SHARES

   An investor who wishes to buy shares of the Fund should determine or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or

--------

* Charles Schwab & Co., Inc. is a corporation organized under the laws of California and is a subsidiary of The Charles Schwab Corporation. This account is an omnibus account held on behalf of thousands of underlying shareholders.

other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions. Investors who do not have a valid U.S. address will not be permitted to purchase Fund shares.

   All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may deduct any applicable banking charges imposed by the bank from your account.

   When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

   If you buy shares through the reinvestment of dividends, the shares will be purchased at the NAV determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS

   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's Investment Manager, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager, nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

OTHER PAYMENTS


   The Investment Manager may, at its own expense, pay certain financial institutions (which may include banks, brokers, securities dealers, and other industry professionals), a fee for providing distribution-related services and/or for certain administrative/shareholder servicing functions performed for the benefit of Fund shareholders. Such compensation may include financial assistance to dealers that enable Wintergreen Advisers to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


   Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Wintergreen Advisers makes payments for events it deems appropriate, subject to Wintergreen Advisers guidelines and applicable law.

   You can ask your dealer for information about any payments it receives from Wintergreen Advisers and any services provided.

SYSTEMATIC WITHDRAWAL PLAN

   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

   Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

   Shares sold under the plan may be subject to a redemption fee.

   Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

   To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND

   In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES

   We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen, or destroyed certificates.

GENERAL INFORMATION

   The proceeds from distributions will be either paid in cash or reinvested in additional shares at the current NAV. If you do not make an election as to the form in which you wish to receive distributions, distribution proceeds will be reinvested in additional shares at the current NAV.

   Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

   In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

   Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

   There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

   If you buy or sell shares through your securities dealer, we use the NAV next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

   Certain shareholder servicing agents may be authorized to accept your transaction request.

   For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Wintergreen Advisers or entered into a selling agreement and/or servicing agreement with Wintergreen Advisers or Citigroup, in its capacity as the Fund's transfer agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Wintergreen Advisers and/or Citigroup, in its capacity as the Fund's transfer agent, may incur.

   In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

   Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

   The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

   Clients of financial advisors whose firms have a Selling Agreement with Wintergreen Advisers, and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (888) GOTOGREEN (888-468-6473) for additional information on this program.

   Foreside Fund Services, LLC, may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Foreside receives no other compensation from the Fund for acting as underwriter.

                               PRICING OF SHARES

   When you buy shares, you pay the NAV per Share. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

   When you sell shares, you receive the NAV minus any applicable redemption fees.

   The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net assets of the Fund by the applicable number of shares outstanding.

   The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 PM Eastern time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund may utilize independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, at the mean of the last bid and ask prices. The Fund values over-the-counter portfolio securities at the mean of the last quoted bid and ask prices. If a security is traded or dealt in on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

   Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

   Generally, trading in corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

                       APPENDIX A - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

   The following table shows the dollar amount of fees payable to the Investment Manager with respect to the Fund, the amount of fee that was waived by the Investment Manager, if any, and the actual fee received by the Investment Manager.

                                    ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                      PAYABLE       WAIVED      RETAINED
                                    ------------ ------------ ------------
     Period Ended December 31, 2006  $5,219,320    $210,229    $5,009,091
     Period Ended December 31, 2005  $   81,124    $ 81,124    $        0

TABLE 2 - DISTRIBUTION FEES

   The following table shows the dollar amount of the expenses paid by the Fund to Foreside for distribution expense reimbursements, the amount of the distribution expense reimbursements paid out by Foreside, and the amount of distribution expense reimbursements pending payment by Foreside. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


                                                                DISTRIBUTION
                                  DISTRIBUTION   DISTRIBUTION  REIMBURSEMENTS
                                 REIMBURSEMENTS REIMBURSEMENTS    PAID TO
                                    ACCRUED        PAYABLE        FORESIDE
                                 -------------- -------------- --------------
  Period Ended December 31, 2006    $430,261       $123,296       $306,965
  Period Ended December 31, 2005    $ 13,521       $  9,682       $  3,839


TABLE 3 - COMPLIANCE FEES

   The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by FCS, if any, and the actual fee received by Foreside.

                                 COMPLIANCE FEE COMPLIANCE FEE COMPLIANCE FEE
                                    PAYABLE         WAIVED        RETAINED
                                 -------------- -------------- --------------
  Period Ended December 31, 2006    $72,502           $0          $72,502
  Period Ended December 31, 2005    $ 8,959           $0          $ 8,959

TABLE 4 - ADMINISTRATION FEES

   The following table shows the dollar amount of administration fees payable to Citigroup with respect to the Fund, the amount of administration fees that were waived by Citigroup, if any, and the actual administration fees received by Citigroup.

                               ADMINISTRATION FEE ADMINISTRATION FEE ADMINISTRATION FEE
                                    PAYABLE             WAIVED            RETAINED
                               ------------------ ------------------ ------------------
Period Ended December 31, 2006      $269,921            $  689            $269,232
Period Ended December 31, 2005      $ 16,329            $6,682            $  9,647

TABLE 5 - ACCOUNTING FEES

   The following table shows the dollar amount of accounting fees payable to Citigroup with respect to the Fund, the amount of accounting fees that were waived by Citigroup, if any, and the actual accounting fees received by Citigroup.

                                 ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                    PAYABLE         WAIVED        RETAINED
                                 -------------- -------------- --------------
  Period Ended December 31, 2006    $82,034           $0          $82,034
  Period Ended December 31, 2005    $11,316           $0          $11,316

TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

   The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                   REGULAR BROKER DEALER          VALUE HELD
                   ---------------------          ----------
                   Period Ended December 31, 2006    N/A

TABLE 7 - COMMISSIONS

   The following table shows the aggregate brokerage commissions paid with respect of the Fund.

                                           TOTAL BROKERAGE
                                             COMMISSIONS   % OF BROKERAGE
                                                 ($)        COMMISSIONS         % OF
                                  TOTAL      PAID TO AN      PAID TO AN     TRANSACTIONS
                                BROKERAGE     AFFILIATE      AFFILIATE     EXECUTED BY AN
                               COMMISSIONS OF THE FUND OR  OF THE FUND OR AFFILIATE OF THE
                                   ($)         ADVISER        ADVISER     FUND OR ADVISER
                               ----------- --------------- -------------- ----------------
Period Ended December 31, 2006  $680,306         $0              0%              0%
Period Ended December 31, 2005  $ 48,490         $0              0%              0%

TABLE 8--5% SHAREHOLDERS

   The following table lists the persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of April 16, 2007.


                  NAME AND ADDRESS                  % OF FUND
                  ----------------                  ---------
                  *Charles Schwab & Co.               32.52%
                  101 Montgomery Street
                  San Francisco, CA 94104

                  *Genworth Financial Trust Company    7.57%
                  3200 N. Central Suite 612
                  Phoenix, AZ 85012

--------
* These accounts are omnibus accounts held on behalf of several thousand underlying shareholders.

                                    PART C.
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)ARTICLES OF AMENDMENT AND RESTATEMENT

   Exhibit incorporated by reference as filed as Exhibit (a) in Pre-Effective Amendment No. 1 via EDGAR on May 10, 2005, accession number
   0000919574-05-001656.

(b)AMENDED AND RESTATED BY-LAWS

   Exhibit incorporated by reference as filed as Exhibit (b) in Pre-Effective Amendment No. 1 via EDGAR on May 10, 2005, accession number
   0000919574-05-001656.

(c)INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

   Not applicable.

(d)INVESTMENT ADVISORY CONTRACTS

   Exhibit incorporated by reference as filed as Exhibit (d) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(e)UNDERWRITING CONTRACTS

   Exhibit incorporated by reference as filed as Exhibit (e) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(f)BONUS OR PROFIT SHARING CONTRACTS

   Not applicable.

(g)CUSTODIAN AGREEMENTS

    (1)Global Custodial Services Agreement

       Exhibit incorporated by reference as filed as Exhibit (g)(1) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (2)Universal Individual Retirement Account Custodial Agreement

       Exhibit incorporated by reference as filed as Exhibit (g)(2) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(h)OTHER MATERIAL CONTRACTS

    (1)Accounting, Administration and Transfer Agency Services Agreement

       Exhibit incorporated by reference as filed as Exhibit (h)(1) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (2)Accounting, Administration and Transfer Agency Services Agreement - Appendix A Fund Administration Services

       Exhibit incorporated by reference as filed as Exhibit (h)(2) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (3)Accounting, Administration and Transfer Agency Services Agreement - Appendix A Fund Accounting Services

       Exhibit incorporated by reference as filed as Exhibit (h)(3) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (4)Accounting, Administration and Transfer Agency Services Agreement - Appendix A Transfer Agency Services

       Exhibit incorporated by reference as filed as Exhibit (h)(4) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (5)Compliance Services Agreement

       Exhibit incorporated by reference as filed as Exhibit (h)(5) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

    (6)Mutual Fund Sales and Service Agreement

       Exhibit incorporated by reference as filed as Exhibit (h)(6) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(i)LEGAL OPINION

    (1)Legal Opinion of Seward & Kissel

Exhibit filed herewith.

(j)OTHER OPINIONS

   Consent of Independent Auditors (Filed herewith as Exhibit (j)).

(k)OMITTED FINANCIAL STATEMENTS

    (1)Seed Audit Financial Statements


       Exhibit incorporated by reference as filed as Exhibit (k) in Pre-Effective Amendment No. 3 via EDGAR on September 27, 2005, accession number 0001275125-05-000476


(l)INITIAL CAPITAL AGREEMENTS

   Exhibit incorporated by reference as filed as Exhibit (l) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(m)RULE 12B-1 PLAN

   Exhibit incorporated by reference as filed as Exhibit (m) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(n)RULE 18F-3 PLAN

   Not applicable.

(o)RESERVED

(p)CODE OF ETHICS

    (1)Wintergreen Fund, Inc. Code of Ethics

       Exhibit incorporated by reference as filed as Exhibit (p)(1), Post-Effective Amendment No. 1 via EDGAR on April 24, 2006, accession number 0001193125-06-093057.

    (2)Wintergreen Advisers, LLC Code of Ethics

       Exhibit is filed herewith as Exhibit (p)(2)


    (3)Foreside Fund Services, LLC Code of Ethics


       Exhibit incorporated by reference as filed as Exhibit (p)(3) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468

Other Exhibits:


   Powers of Attorney for Edward Prendeville, Nathan Adler, Bradden Backer, John Wakely and John Keffer, Directors of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 1 via EDGAR on April 24, 2006, accession number 0001193125-06-093057.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   None.

ITEM 25. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant's charter authorizes the Registrant, the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of its predecessor.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director and officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The descriptions of Wintergreen Advisers, LLC under the captions "Management" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the managing member and officers of Wintergreen Advisers, LLC is set forth in Wintergreen Advisers, LLC's Form ADV filed with the Securities and Exchange Commission on May 10, 2005 (File No. 801-64305) and amended through the date hereof, is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a)Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

 American Beacon Funds                  Wintergreen Fund, Inc.
 American Beacon Mileage Funds          Henderson Global Funds
 American Beacon Select Funds           ICM Series Trust
 Bridgeway Funds                        Monarch Funds
 Century Capital Management Trust       Sound Shore Fund, Inc.
 Forum Funds

(b)The following are officers of Foreside Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, Portland, Maine 04101.

NAME                                         POSITION WITH UNDERWRITER        POSITION WITH REGISTRANT
----                                   -------------------------------------  ------------------------
Simon D. Collier                       Principal Executive Officer             President & Treasurer
Carl A. Bright                         President & Treasurer                   None
Nanette K. Chern                       Vice President, Secretary & Chief       None
                                       Compliance Officer
Richard J. Berthy                      Vice President & Assistant Treasurer    None
Mark A. Fairbanks                      Vice President, Assistant Secretary &   None
                                       Deputy Chief Compliance Officer

(c)Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Wintergreen Fund, Inc., located at 333 Route 46 West, Suite 204, Mountain Lakes, NJ 07046, at Citigroup Fund Services, LLC, Two Portland Square, Portland, ME 04101, or at Foreside Fund Services, LLC, Two Portland Square, First Floor, Portland, ME 04101

ITEM 29.MANAGEMENT SERVICES.

   Not Applicable

ITEM 30.UNDERTAKINGS.

   Not applicable.

                                  SIGNATURES

   PURSUANT TO THE REQUIREMENTS OF (THE SECURITIES ACT AND) THE INVESTMENT COMPANY ACT, THE FUND (CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENT FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT UNDER RULE 485(B) UNDER THE SECURITIES ACT AND) HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 30TH DAY OF APRIL, 2007.

                                              WINTERGREEN FUND, INC.

                                              By:       /S/ SIMON COLLIER
                                                  ------------------------------
                                                       NAME: SIMON COLLIER
                                                        TITLE: PRESIDENT

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND DATE(S) INDICATED.

SIGNATURE                                              TITLE                   DATE
---------                                              -----                   ----

Principal Executive Officer                President                      April 30, 2007

          BY: /S/ SIMON COLLIER
------------------------------------
           NAME: SIMON COLLIER

Principal Financial and Accounting Officer Treasurer                      April 30, 2007

          BY: /S/ SIMON COLLIER
------------------------------------
           NAME: SIMON COLLIER

Director                                   Director                       April 30, 2007
EDWARD PRENDEVILLE

          BY: /S/ SIMON COLLIER
------------------------------------
           NAME: SIMON COLLIER
         TITLE: ATTORNEY IN FACT

Director                                   Director                       April 30, 2007
NATHAN ADLER

          BY: /S/ SIMON COLLIER
------------------------------------
           NAME: SIMON COLLIER
         TITLE: ATTORNEY IN FACT

DIRECTOR                                   Director                       April 30, 2007
BRADDEN BACKER

          BY: /S/ SIMON COLLIER
------------------------------------
           NAME: SIMON COLLIER
         TITLE: ATTORNEY IN FACT

SIGNATURE                            TITLE                   DATE
---------                            -----                   ----

DIRECTOR                 Director                       April 30, 2007
JOHN WAKELY

 BY: /S/ SIMON COLLIER
------------------------
  NAME: SIMON COLLIER
TITLE: ATTORNEY IN FACT

DIRECTOR                 Director                       April 30, 2007
JOHN KEFFER

 BY: /S/ SIMON COLLIER
------------------------
  NAME: SIMON COLLIER
TITLE: ATTORNEY IN FACT*

Edward Prendeville, Director*


Nathan Adler, Director*
Bradden Backer, Director*
John Wakely, Director*
John Keffer, Director*

* Pursuant to powers of attorney previously filed as Other Exhibits (A) to this Registration Statement.

                                 EXHIBIT LIST

(i)(1) Opinion and Consent of Counsel
(j)(1) Consent of Independent Auditors
(p)(2) Wintergreen Advisers, LLC Code of Ethics